UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2021

CORTLAND BANCORP INC
(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

194 West Main Street, Cortland, Ohio 44410
__________________________________________________
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040
________________________________________________________

Not Applicable
_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On June 22, 2021, Cortland Bancorp (the “Company”), Farmers National Banc Corp. (the “Farmers National”), and FMNB Merger Subsidiary IV, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger. Promptly following the consummation of the Merger, it is expected that Merger Sub will be dissolved and liquidated and The Cortland Savings and Banking Company, the banking subsidiary of the Company (“Cortland Bank”) will merge with and into The Farmers National Bank of Canfield, the national banking subsidiary of Farmers National (“Farmers Bank”) (the “Bank Merger”). Farmers Bank will be the surviving bank in the Bank Merger (the “Surviving Bank”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each common share, without par value, of the Company (“Cortland Common Shares”) issued and outstanding immediately prior to the Effective Time (except for certain Cortland Common Shares held directly by the Company or Farmers National and Cortland Common Shares held by shareholders of the Company dissenting from the Merger (collectively, the “Excluded Cortland Common Shares”)) will be converted into the right to receive, without interest, $28.00 in cash (the “Cash Consideration”) or 1.75 common shares, without par value, of Farmers National (“Farmers National Common Shares”) (the “Stock Consideration” and with the Cash Consideration, collectively, the “Merger Consideration”), provided, however, that the Merger Consideration is subject to the provisions of the Merger Agreement limiting the total Farmers National Common Shares to be provided for converted Cortland Common Shares to the product of 0.75 and the number of Cortland Common Shares outstanding immediately prior to the Effective Time, excluding the Excluded Cortland Common Shares. All other Cortland Common Shares eligible to receive the Cash Consideration shall be converted into the Cash Consideration. Additionally (i) in the event that the Effective Time Book Value (as defined in, and calculated pursuant to, the Merger Agreement) of the Company falls below a specified threshold in the Merger Agreement at the Effective Time (the dollar amount of such shortfall, the “Shortfall”), the Cash Consideration payable with respect to each Cortland Common Share will be reduced by a per share amount determined by dividing the dollar amount of the Shortfall by the number of Cortland Common Shares outstanding immediately prior to the Effective Time that are eligible to receive the Cash Consideration; (ii) in the event that the Effective Time Book Value of the Company exceeds a specified threshold in the Merger Agreement at the Effective Time (the dollar amount of such excess, the “Excess Amount”), the Cash Consideration payable with respect to each Cortland Common Share will be increased by a per share amount determined by dividing the dollar amount of the Excess Amount by the number of Cortland Common Shares outstanding immediately prior to the Effective Time that are eligible to receive the Cash Consideration.

No fractional Farmers National Common Shares will be issued in the Merger, and the Company’s shareholders will be entitled to receive cash in lieu of such fractional Farmers National Common Shares. At the Effective Time, each outstanding restricted Cortland Common Share underlying a restricted stock award granted pursuant to the Company’s 2015 Omnibus Equity Plan will vest in full and be converted automatically into the right to receive the Merger Consideration.

The Merger Agreement provides that Farmers National has agreed to employ, immediately after the Effective Time, (i) James M. Gasior, the current President and Chief Executive Officer and a director of the Company and Cortland Bank, as the Senior Executive Vice President, Corporate Development Officer of Farmers National and the Surviving Bank, and (ii) Timothy Carney, the current Executive Vice President, Chief Operating Officer and Corporate Secretary of the Company and Cortland Bank, as the Senior Executive Vice President, Chief Banking Officer of Farmers National and the Surviving Bank, in each case, on the terms and conditions set forth in the respective term sheets that are included as Exhibit B to the Merger Agreement.

In addition, the Merger Agreement provides that the Company shall take such action necessary to, effective no later than promptly following the Effective Time, increase the number of directors of the Company’s board of directors by two and, promptly following the Effective Time, appoint one person who serves as a director of Bancorp immediately prior to the Effective Time as a Class III director of the Company, with a term expiring at the 2022 annual meeting of the Company’s shareholders, and appoint one person who serves as a director of Bancorp immediately prior to the Effective Time as a Class I director of the Company, with a term expiring at the 2023 annual meeting of the Company’s shareholders.

The Merger Agreement contains customary (a) representations and warranties of the Company, Farmers National and Merger Sub, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements and compliance with applicable laws, (b) covenants of the Company and Farmers National to conduct their respective businesses in the ordinary course until the Effective Time and (c) covenants of the Company and Farmers National not to take certain actions prior to the Effective Time. The Company also has agreed that neither it nor its representatives will (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions, or approve, endorse or recommend, or take other actions relating to, an alternative business combination transaction.

Consummation of the Merger is subject to certain conditions, including, among others: (a) the approval of the Merger by the shareholders of the Company; (b) the approval for listing on The NASDAQ Stock Market, subject to official notice of issuance, of the Farmers National Common Shares to be issued in the Merger; (c) the effectiveness of the Registration Statement on Form S-4 to be filed by Farmers National with the Securities and Exchange Commission (the “SEC”) to register the Farmers National Common Shares to be issued to the shareholders of the Company in the Merger; (d) the absence of any injunctions or other legal restraints preventing or rendering illegal the transactions contemplated by the Merger Agreement; (e) the receipt of regulatory and other governmental approvals required to consummate the Merger and the Bank Merger and the expiration of applicable waiting periods; (f) the accuracy of specified representations and warranties of each party; (g) the receipt by each party of an opinion from its legal counsel to the effect that the Merger will qualify as a “reorganization” for U.S. federal income tax purposes; and (h) the agreement of Mr. Gasior to serve as Senior Executive Vice President, Corporate Development Officer of Farmers National and of Mr. Carney to serve as Senior Executive Vice President, Chief Banking Officer of Farmers National, in each case, as of immediately following the Effective Time. Subject to these conditions and the other conditions set forth in the Merger Agreement, the Merger is expected to close in the fourth quarter of 2021.

The Merger Agreement contains certain termination rights for each of the Company and Farmers National, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: (a) the mutual written consent of Farmers National and the Company authorized by the boards of directors of Farmers National and the Company; (b) a final, non-appealable denial of required regulatory approvals; (c) the Merger has not been completed on or before June 22, 2022 (the first anniversary of the date of the Merger Agreement); (d) a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; (e) the failure of the board of directors of the Company to recommend the Merger to its shareholders or a change in the recommendation by the board of directors of the Company; (f) a material breach of certain of Farmers National’s covenants; (g) the recommendation by the board of directors of the Company to the Company’s shareholders to tender (or the failure to recommend rejection of a tender or exchange offer) Cortland Common Shares in certain tender or exchange offers; or (h) the failure of the shareholders of the Company to approve the Merger by the requisite vote. If the Merger Agreement is terminated under certain conditions, the Company has agreed to pay to Farmers National a termination fee of $5,000,000.00.

In connection with the execution of the Merger Agreement, the directors and certain executive officers of the Company have entered into substantially identical voting agreements with Farmers National pursuant to which such directors and executive officers have agreed, among other things, to vote their respective Cortland Common Shares in favor of the approval of the Merger Agreement and the transactions contemplated thereby. The form of voting agreement is included as Exhibit C to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, Farmers National or their respective subsidiaries and affiliates. The covenants, representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and, in the case of representations and warranties, as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by or subject to certain disclosures and exceptions not reflected in the Merger Agreement and generally were for the benefit of the parties to the Merger Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Farmers National or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Farmers National.

Important Additional Information About the Merger.

In connection with the Merger, Farmers National will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of the Company and a prospectus of Farmers National, as well as other relevant documents concerning the proposed transaction. The Merger Agreement should not be read alone, but should be read in conjunction with the other information regarding the Company, Farmers National, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4.

SHAREHOLDERS OF THE COMPANY AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FARMERS NATIONAL, THE MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE MERGER, AND THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents filed with the SEC by Farmers National through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers National will be available free of charge on the Company’s website at https://www.cortlandbank.com or may be obtained from the Company by written request to Cortland Bancorp., 194 West Main Street, Cortland, Ohio 44410, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of the Company and Farmers National and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on March 29, 2021 in connection with the Company’s 2021 Annual Meeting of Shareholders. Information regarding the directors and executive officers of Farmers National is available in its proxy statement filed with the SEC on March 12, 2021 in connection with Farmers National’s 2021 Annual Meeting of Shareholders. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus to be included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of historical fact, but rather statements based on the Company’s current expectations, beliefs and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, its intended results and future performance, the economy and other future conditions. Forward-looking statements are preceded by terms such as “will,” “would,” “should,” “could,” “may,” “expect,” “estimate,” “believe,” “anticipate,” “intend,” “plan” “project,” or variations of these words, or similar expressions.

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, Farmers National’s failure to integrate the Company and Cortland Bank in accordance with expectations; deviations from performance expectations related to the Company and Cortland Bank; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the Company’s behalf. The Company assumes no obligation to update any forward-looking statements.

Item 5.02         Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Revision of Severance Arrangements with Officers of the Company

On June 22, 2021, the Company and Cortland Bank entered into Settlement Agreements with Mr. Gasior and Mr. Carney (the “Settlement Agreements”), effective immediately prior to the Effective Time, that amend the Severance Agreements between the Company and Cortland Bank and each of Mr. Gasior and Mr. Carney dated as of November 24, 2015 (the “Prior Agreements”). The Settlement Agreements provide for reduced change-in-control payments to Mr. Gasior and Mr. Carney (each, a “Settlement Award”) to avoid the negative tax consequences associated with such change-in-control payments. The Settlement Agreements also relieve the Company from making certain “gross-up” payments to Messrs. Gasior and Carney to reimburse Messrs. Gasior and Carney for applicable excise taxes under Internal Revenue Code sections 280G and 4999.

Cortland Bank will exercise commercially reasonable efforts to pay the Settlement Awards on the business day immediately preceding the closing date of the Merger. In any event, the payment of the Settlement Award, and each executive’s right to receive the Settlement Award, is conditioned on the executive’s execution and delivery to the Company and Cortland Bank of a general release on the closing date of the Merger. In the event that the Merger Agreement is terminated or otherwise cancelled, the Settlement Agreements will be null and void, and the Prior Agreements will remain in full force and effect in accordance with their respective terms. The Settlement Agreements are included as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

On June 23, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to General Instruction B.2 of Current Report on Form 8-K, Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Farmers National Banc Corp., Cortland Bancorp, and FMNB Merger Subsidiary IV, LLC, dated as of June 22, 2021*

99.1	Joint Press Release, dated June 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits have been omitted from this filing. The registrant agrees to furnish the SEC on a supplemental basis a copy of any omitted schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior
James M. Gasior, President

Date:         June 23, 2021